                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[_] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                       CONSOLIDATION CAPITAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------
Notes:

                       CONSOLIDATION CAPITAL CORPORATION
                         800 Connecticut Avenue, N.W.
                                  Suite 1111
                            Washington, D.C. 200067
                                (202) 261-6000

                                          June 22, 1998

To the Stockholders of Consolidation Capital Corporation:

  The Annual Meeting of Stockholders of Consolidation Capital Corporation (the "Company") will be held on Thursday, July 23, 1998, at 10:00 a.m. in the Chinese Room of the Renaissance Mayflower Hotel located at 1127 Connecticut Avenue, N.W., Washington, D.C. 20036.

  Details of the business to be conducted at the Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement. The Company's 1998 Annual Report, which is not part of the proxy statement, is also enclosed and provides information regarding the financial results of the Company during the fiscal year ended December 31, 1997. In addition to voting on the election of directors, we are recommending that you approve an amendment to our certificate of incorporation to change the name of the
Company to       as well as the adoption of the Company's 1998 Long-Term
Incentive Plan. If the 1998 Long-Term Incentive Plan is adopted, no additional options will be issued under the Company's 1997 Long-Term Incentive Plan.

  On behalf of the Board of Directors and employees of the Company, I cordially invite all stockholders to attend the Annual Meeting. If you are unable to attend in person, please sign, date and promptly return the enclosed proxy card in the enclosed prepaid return envelope. Your shares will be voted at the Annual Meeting in accordance with your proxy. If you plan to attend the meeting, please mark the box where indicated on the enclosed proxy card.

                                          Sincerely,

                                          JONATHAN J. LEDECKY

                                          CHAIRMAN OF THE BOARD OF DIRECTORS
                                          AND CHIEF EXECUTIVE OFFICER

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 23, 1998

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Consolidation Capital Corporation, a Delaware corporation (the "Company"), will be held in the Chinese Room of the Renaissance Mayflower Hotel, 1127 Connecticut Avenue, N.W., Washington, D.C. 20036 at 10:00 a.m. on Thursday, July 23, 1998, for the following purposes:

  1. To elect seven directors of the Company to hold office until the next succeeding annual meeting of stockholders after their election and until their respective successors shall have been elected and qualified.

  2. To consider and act upon a proposal by the Board of Directors of the Company to (i) approve and adopt an amendment to Article First of the Company's Restated Certificate of Incorporation (the "Certificate of
Incorporation") to change the name of the Company to          and (ii) to
restate the Certificate of Incorporation to reflect the foregoing amendment.

  3. To consider and act upon a proposal by the Board of Directors of the Company to approve and adopt the Consolidation Capital Corporation 1998 Long-Term Incentive Plan.

  4. To ratify the appointment of Price Waterhouse LLP as the Company's independent accountants to audit the Company's consolidated financial statements for the year ending December 31, 1998.

  5. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

  The close of business on June 17, 1998 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. All holders of record of Common Stock of the Company at that date are entitled to vote at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          F. TRAYNOR BECK
                                          SECRETARY
Washington, D.C.
June 22, 1998

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE ANNUAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. IF YOU HOLD SHARES IN MORE THAN ONE NAME, OR IF YOUR STOCK IS REGISTERED IN MORE THAN ONE WAY, YOU MAY RECEIVE MORE THAN ONE COPY OF THE PROXY MATERIAL. IF SO, PLEASE SIGN AND RETURN EACH OF THE PROXY CARDS THAT YOU RECEIVE SO THAT ALL OF YOUR SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                       CONSOLIDATION CAPITAL CORPORATION
                         800 Connecticut Avenue, N.W.
                                  Suite 1111
                            Washington, D.C. 20006
                                (202) 261-6000

                                                      June 22, 1998

                                PROXY STATEMENT

  This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors of Consolidation Capital Corporation (the "Company") for the Annual Meeting of Stockholders of the Company to be held on July 23, 1998.

  Stockholders of record at the close of business on June 17, 1998 (the "Record Date") will be entitled to vote at the meeting and will receive a copy of this Proxy Statement, which furnishes information relating to the business to be transacted at the meeting. On the Record Date, there were issued and
outstanding [    ] shares of the Company's common stock, par value $.001 per share (the "Common Stock"). There are no other outstanding classes of voting securities of the Company. Each holder of a share of Common Stock is entitled to one (1) vote per share on each matter presented at the meeting. This Proxy Statement and the enclosed proxy card are being mailed to stockholders entitled to vote at the Annual Meeting on or about June 22, 1998.

  A proxy card is enclosed for your use. YOU ARE REQUESTED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN, DATE AND RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, which requires no postage if mailed in the United States.

If no instructions are specified on the proxy card, shares represented thereby will be voted:

  (i)for the election of the seven nominees for directors of the Company listed herein;

  (ii)for the adoption of an amendment to Article One of the Company's Restated Certificate of Incorporation (the "Certificate of Incorporation") to
change the name of the Company to          and for the restatement of the
Certificate of Incorporation to reflect such name change;

  (iii)for the adoption of the Consolidation Capital Corporation 1998 Long-Term Incentive Plan (the "Incentive Plan"); and

  (iv)for the ratification of the appointment of Price Waterhouse LLP as the Company's independent accountants to audit the Company's consolidated financial statements for the year ending December 31, 1998.

  Any stockholder who has given a proxy may revoke the proxy by executing a proxy card bearing a later date or by delivering written notice of revocation of the proxy to the Secretary of the Company at the Company's executive offices at any time prior to the meeting or any postponement or adjournment thereof. Prior to exercise thereof with respect to any matter submitted to a vote of the stockholders, any stockholder who attends in person the Annual Meeting or any postponement or adjournment thereof may revoke any proxy previously given and vote by ballot.

  The presence of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting, either in person or represented by properly executed proxy cards, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will be counted for purposes of determining the existence of a quorum at the Annual Meeting. If there are not sufficient shares represented in person or by proxy at the meeting to constitute a quorum, the meeting may be postponed or adjourned in order to permit further solicitation of proxies by the Company. Proxies given pursuant to this solicitation and not revoked will be voted at any postponement or adjournment of the Annual Meeting in the manner described above.

  The expense of preparing, printing and mailing proxy solicitation materials will be borne by the Company. The Company has engaged MacKenzie Partners, Inc., to assist in the distribution of proxy materials and the solicitation of proxies at a cost of approximately $6,500 plus out-of-pocket expenses. In addition, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of Common Stock.

  The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1997, including consolidated financial statements, is being mailed to all stockholders entitled to vote at the Annual Meeting together with this Proxy Statement. The Annual Report does not constitute a part of the proxy solicitation materials.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

  The Board of Directors has fixed the number of directors of the Company at seven. The Board of Directors has nominated the seven persons named below to serve as directors until the next Annual Meeting of Stockholders or until their earlier resignation or removal. Each of the seven nominees is presently a member of the Board of Directors of the Company and has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may
(i) designate a substitute nominee or nominees, in which case the persons named on the enclosed proxy card will vote all valid proxies for the election of such substitute nominee or nominees; (ii) allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located; or (iii) by resolution, provide for fewer directors. Proxies for this Annual Meeting may not be voted FOR more than seven nominees.

NOMINEES FOR ELECTION AT THIS ANNUAL MEETING

Jonathan J. Ledecky Age 40
                       Jonathan Ledecky founded the predecessor of the Company in February 1997 and serves as its Chairman and Chief Executive Officer. Jonathan Ledecky founded U.S. Office Products Company ("USOP"), a company engaged in providing office and educational products and business services, in October 1994 and has served as its Chairman of the Board and, until November 5, 1997, its Chief Executive Officer. Jonathan Ledecky is expected to resign as Chairman of USOP upon the effectiveness of USOP's proposed restructuring. Jonathan Ledecky has also served as the Non-Executive Chairman of the Board of U.S.A. Floral Products, Inc. ("USA Floral") since April 1997 and currently serves as a director of UniCapital Corporation ("UniCapital") and U.S. Marketing Services, Inc. Prior to founding USOP, Jonathan Ledecky served from 1989 to 1991 as the President of The Legacy Fund, Inc., and from 1991 to September 1994 as President and Chief Executive Officer of Legacy Dealer Capital Fund, Inc., a wholly owned subsidiary of Steelcase Inc., the nation's largest manufacturer of office furniture products. Jonathan Ledecky also is expected to serve as a director and employee of the companies being spun off from USOP. Jonathan Ledecky is a graduate of Harvard College and Harvard Business School. Jonathan Ledecky is the brother of David Ledecky.

David Ledecky Age 37   David Ledecky joined the Company as Senior Vice
                       President, Secretary and Treasurer in September 1997 and was appointed Executive Vice President and Chief
                       Administrative Officer on November 25, 1997. David
                       Ledecky has also served as a director since November
                       25, 1997. Prior thereto, he operated Ledecky Brothers
                       L.L.C., the Company's predecessor, as its Vice
                       President and sole employee since its inception in February 1997. In that capacity, he researched and analyzed industry consolidation and acquisition opportunities. From 1992 to 1996, David Ledecky was an attorney at the Washington, D.C. law firm of Comey, Boyd & Luskin. Prior to 1992, he was an attorney with the law firm of Shearman & Sterling, and a Vice
                       President of The Legacy Fund, Inc. in Washington, D.C.
                       He is a former consultant to the computer and telecommunications industries. He is a graduate of Harvard College and Yale Law School. David Ledecky is the brother of Jonathan Ledecky.

William P. Love, Jr. Age 43
                       William P. Love, Jr. has served as the President of the Electrical Contracting Services Division of the Company and has been a director of the Company since March 11, 1998. From September 1980 to March 11, 1998, Mr. Love served as the President and Chief Executive Officer of SKC Electric, Inc., ("SKC"), an electrical installation and maintenance services company that Mr. Love founded and that has been a wholly owned subsidiary of the Company since its acquisition by the Company in March 1998. Mr. Love is the director designee pursuant to the agreements between the Company and each of the seven companies acquired by the Company on March 11, 1998 (the "Founding Electrical Group").

Thomas D. Heule Age 39 Thomas D. Heule has been a director since April 27,
                       1998. Mr. Heule has served as a Managing Director of BACE Capital Partners, LLC ("BACE"), an industry consolidation buyout firm based in Denver, Colorado, since March 1997. In addition, between November 1997 and April 1998, Mr. Heule served as a Vice President of United Service Solutions, Inc. ("USS"), a company acquired by the Company in April 1998. Between 1991 and 1997, Mr. Heule was a Managing Director in the Corporate Finance Department of Dain Bosworth Inc. Mr. Heule is a graduate of the University of Colorado, the College of St. Thomas and the Wharton School of the University of Pennsylvania. Mr. Heule is the director designee of the stockholders of USS pursuant to the acquisition agreement between the Company and USS.

Vincent Eades Age 38   Vincent W. Eades has been a director of the Company
                       since November 25, 1997. Mr. Eades has served as the Chairman and Chief Executive Officer of TEC, Inc., a company seeking to consolidate a fragmented industry, since May 20, 1998. Between May 1995 and May 1998, Mr.
                       Eades served as the Senior Vice President of Sales and Marketing for Starbucks Coffee Co. Inc. Mr. Eades was employed by Hallmark Cards Inc., most recently as a General Manager from November 1985 through April 1995.
                       Additionally, he serves as a director of USA Floral.

W. Russell Ramsey Age 37
                       W. Russell Ramsey has been a director of the Company since November 25, 1997. Mr. Ramsey is President, co-founder and a director of Friedman, Billings, Ramsey Group, Inc. ("FBR Group"), a holding company engaged in brokerage, investment banking, corporate finance and asset management activities in the Washington, D.C. area. He has continuously served as President of FBR Group and its predecessors since co-founding FBR Group in 1989. Friedman, Billings, Ramsey & Co., Inc. ("FBR"), the representative in the Company's initial public offering, is a wholly owned indirect subsidiary of FBR Group. Mr. Ramsey holds a B.A. from The George Washington University. Mr. Ramsey is a director designee of FBR pursuant to an agreement between the Company and FBR.

M. Jude Reyes Age 42   M. Jude Reyes has been a director of the Company since
                       November 25, 1997. Mr. Reyes has served as Chairman and
                       President of Premium Distributors of Virginia, L.L.C., a beverage distributor, since 1992. Between 1989 and 1992, Mr. Reyes served as President and Chairman of
                       Harbor Distributing Company in Los Angeles, California.
                       He also is a director and investor in three other beverage distributors and two wholesale food service distributors. Mr. Reyes is a director designee of FBR pursuant to FBR's right to designate a director under an agreement between the Company and FBR.

VOTE REQUIRED FOR APPROVAL

  The vote of a plurality of holders of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is necessary for the election of a nominee as a director of the Company.

  Cumulative voting for the election of directors is not permitted. Shares represented by proxies that are marked "WITHHELD" with regard to the election of directors will be excluded entirely from the vote and will have no effect. Accordingly, any shares that are present at the Annual Meeting for quorum purposes, which are not voted for a particular nominee for director, will not prevent the election of such nominee if other stockholders vote for such nominee.

  Shares represented by an executed proxy in the form enclosed will, unless otherwise directed, be voted for the election of the seven persons nominated to serve as directors.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE SEVEN PERSONS NOMINATED TO SERVE AS DIRECTORS.

BOARD ORGANIZATION AND MEETINGS

  The Company's initial public offering was completed on December 2, 1998. From December 2, 1998 through December 31, 1997, the Board of Directors did not hold any meetings, but acted one time by unanimous consent. No member of the Board of Directors attended fewer than 75% of the total number of meetings of the Board of Directors and all committees of the board on which he served.

  The Company's Board of Directors has established an Audit Committee and a Compensation Committee.

  The responsibilities of the Audit Committee include recommending to the Board of Directors the independent public accountants to be selected to conduct the annual audit of the books and records of the Company, reviewing the proposed scope of such audit and approving the audit fees to be paid, reviewing accounting and financial controls of the Company with the independent public accountants and the Company's financial and accounting staff and reviewing and approving transactions between the Company and its directors, officers and affiliates. Messrs. Eades, Ramsey and Reyes are the members of the Audit Committee. The Audit Committee did not hold any meetings or act by unanimous consent in fiscal 1997.

  The Compensation Committee determines the amount and form of compensation and benefits payable to the principal officers and certain other management personnel. The responsibilities of the Compensation Committee also include administering the Consolidation Capital Corporation 1997 Long-Term Incentive Plan (the "1997 Plan") and the Consolidation Capital Corporation Section 162(m) Bonus Plan (the "Bonus Plan"), including selecting the officers and salaried employees to whom awards will be granted. Messrs. Eades and Reyes, independent directors of the Company, are the members of the Compensation Committee. The Compensation Committee acted one time by unanimous consent in fiscal 1997.

DIRECTOR COMPENSATION

  Directors who are not receiving compensation as officers, employees or consultants of the Company are entitled to receive an annual retainer fee of $25,000. In addition, pursuant to the Consolidation Capital Corporation 1997 Non-Employee Directors' Stock Plan, each non-employee director receives an automatic initial grant of options to purchase 20,000 shares of Common Stock on the date of such person's initial election to the Board of Directors, and an automatic annual grant of options to purchase 5,000 shares. Each such option has and will have an exercise price equal to the fair market value of a share of Common Stock on the date of grant.

                                STOCK OWNERSHIP

  The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of June 4, 1998, by: (i) each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock; (ii) each director of the Company; (iii) each executive officer of the Company; and (iv) all of the Company's directors and executive officers as a group. Each stockholder possesses sole voting and investment power with respect to the shares listed, unless otherwise noted.

                                          NUMBER OF                  PERCENTAGE OF
                                          SHARES OF                   CONVERTIBLE
                           NUMBER OF     CONVERTIBLE   PERCENTAGE OF  NON-VOTING
NAME AND ADDRESS OF        SHARES OF      NON-VOTING   COMMON STOCK  COMMON STOCK
BENEFICIAL OWNER          COMMON STOCK   COMMON STOCK      OWNED         OWNED
-------------------       ------------   ------------  ------------- -------------
EXECUTIVE OFFICERS AND
 DIRECTORS
Jonathan J. Ledecky.....   4,500,000(1)          0         11.5%            0%
 c/o Consolidation
 Capital Corporation
 800 Connecticut Avenue,
 N.W., Suite 1111
 Washington, DC 20006
David Ledecky...........           0             0             0            0
F. Traynor Beck.........           0             0             0            0
Timothy C. Clayton......       2,000             0             *            0
William P. Love, Jr.....     423,322(2)          0           1.1%           0
Thomas D. Heule.........     783,116(3)          0           2.0%           0
Vincent W. Eades........      10,000(4)          0             *            0
W. Russell Ramsey.......      30,000(5)    500,000(6)          *          100%
M. Jude Reyes...........      30,000(7)          0             *            0
All directors and execu-
 tive officers as a
 group (9 persons)......   5,778,438       500,000          14.8%         100%
5% STOCKHOLDERS
Massachusetts Financial
 Services Company.......   2,448,500(8)          0           6.3%           0
 500 Boylston Street,
 15th Floor
 Boston, MA 02116

--------
 * Less than one percent
(1) Includes: (i) 1,950,000 shares underlying a warrant issued to Jonathan Ledecky in connection with the Company's initial public offering (the "Ledecky Warrant") and (ii) 2,300,000 shares of Common Stock subject to a contractual restriction on transfer until November 25, 1998. The Company has agreed that, at Jonathan Ledecky's request, it will file a registration statement under the Securities Act of 1933, as amended, for an offering of the shares underlying the Ledecky Warrant during a ten-year period beginning on November 25, 1997. In addition, the Company has agreed to give Jonathan Ledecky the right to request that the Company include the shares underlying the Ledecky Warrant on a registration statement filed by the Company during a twelve-year period beginning on November 25, 1997.
(2) Includes 207,428 shares owned by Mr. Love's wife. Mr. Love serves as one of four trustees of the SKC Electric, Inc. Profit Sharing Plan (the "Plan"). The number of shares shown as beneficially owned by Mr. Love excludes shares that may be deemed to be beneficially owned by the Plan.
(3) Represents shares owned by BACE. Mr. Heule is a member of BCP Partners, LLC, an 80% member of BACE, and, in that capacity, has shared voting and dispositive power over the shares. Mr. Heule disclaims beneficial ownership of those securities that are in excess of his proportionate ownership.

(4) Represents shares which may be acquired upon the exercise of options that will be exercisable within 60 days.
(5) Includes 10,000 shares which may be acquired upon the exercise of options that will be exercisable within 60 days.
(6) The number of shares of Convertible Non-Voting Common Stock represents the shares of Convertible Non-Voting Common Stock owned by FBR Asset Investment Corporation, Inc., an affiliate of FBR Group. Mr. Ramsey is President, co-founder and a director of FBR Group. Mr. Ramsey disclaims beneficial ownership of such shares. Mr. Ramsey's address is c/o FBR Group, 1001 North 19th Street, Arlington, VA 22209.
(7) Includes 10,000 shares which may be acquired upon the exercise of options that will be exercisable within 60 days.
(8) Based upon a Schedule 13G filed with the Securities and Exchange Commission on February 17, 1998.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table provides for fiscal 1997 certain summary information concerning the cash and non-cash compensation earned by or awarded to (i) the Company's Chief Executive Officer and (ii) each of the Company's other executive officers (collectively, the "named executive officers"). The Company's predecessor was organized in February 1997, with David Ledecky as its sole employee. All other named executive officers were employed by the Company as of November 25, 1997.

                                                      LONG-TERM
                                                     COMPENSATION
                                                        AWARDS
                                          ANNUAL      SECURITIES
                                       COMPENSATION   UNDERLYING
                                FISCAL    SALARY     OPTIONS/SARS  ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR     ($)(1)        (#)(2)    COMPENSATION
---------------------------     ------ ------------  ------------ ------------
Jonathan J. Ledecky,
 Chief Executive Officer and
 Chairman of the Board.........  1997    $125,000           --           --
Timothy C. Clayton,
 Executive Vice President,
 Chief Financial Officer and
 Treasurer.....................  1997    $223,000      500,000       25,000(3)
F. Traynor Beck,
 Executive Vice President,
 General Counsel and Secre-
 tary..........................  1997    $223,000      500,000           --
David Ledecky,
 Executive Vice President and
 Chief Administrative Officer,
 Director......................  1997    $327,994(4)   500,000           --

--------
(1) Includes bonus payments of $200,000 for Mr. Clayton, Mr. Beck and David Ledecky, which were guaranteed for the first year of employment pursuant to their employment agreements, declared in December 1997 and paid in January 1998.
(2) Represents options granted in 1997 with respect to the Company's Common Stock, each option to vest ratably on November 25, 1998, 1999, 2000 and 2001, unless accelerated under certain conditions.
(3) Represents amount paid to Mr. Clayton for consulting services during November 1997.
(4) Includes payments made to David Ledecky by the Company's predecessor.

EMPLOYMENT AGREEMENTS

  The Company has entered into an employment agreement with Jonathan Ledecky. The agreement has a one-year term and is automatically renewable for one-year terms thereafter unless either party gives notice of non-renewal at least 90 days prior to the end of the term. Pursuant to the terms of the agreement, Jonathan Ledecky is obligated to devote the substantial majority of his business time, attention and efforts to his duties thereunder, except when necessary to fulfill his fiduciary obligations to USOP and the provisions of his employment agreement with USOP, as well as his fiduciary obligations to USA Floral and UniCapital. The agreement provides for an annual salary of $750,000 and a discretionary bonus in an amount up to 100% of the employee's base salary. If the agreement is terminated by the Company other than for Cause (as defined), Jonathan Ledecky is entitled to receive an amount equal to twice his base salary and one times the bonus he received in the prior year. The agreement prohibits Jonathan Ledecky from competing with the Company during the term of his employment and for a period of one year thereafter. The agreement also provides for certain executive perquisites.

  The Company has entered into employment agreements with each of F. Traynor Beck, Timothy Clayton and David Ledecky, the terms of which are substantially identical. Each of the agreements has a two-year term and is automatically renewable for one-year terms thereafter, unless either party gives notice of non-renewal at least six months prior to the end of the term. Pursuant to the terms of the agreements, each of F. Traynor Beck,

Timothy Clayton and David Ledecky is obligated to devote his full business time, attention and efforts to his duties thereunder. Each of the agreements provides for an annual salary of $300,000, a guaranteed bonus of $200,000 for the first year of the term and a discretionary bonus in an amount of up to 100% of the employee's base salary each year thereafter. On the Effective Date, each of these executive officers received a grant of an option to purchase 500,000 shares of Common Stock at an exercise price equal to the initial public offering price per share ($20.00), which option will vest ratably on the first, second, third and fourth anniversaries of the date of grant, unless accelerated upon a Change in Control (as defined) or upon the termination of the employee without Cause (as defined). If the agreement is terminated by the Company other than for Cause, the executive officer will be entitled to receive amounts equal to twice his base salary and one times the bonus he received in the prior year. The agreements prohibit the executive officer from competing with the Company during the term of his employment and for a period of one year thereafter. The agreements also provide for certain executive benefits and perquisites, including, in the case of Timothy Clayton, the purchase of an annuity contract to be placed in a deferred compensation plan that will provide him with an annual payout of $100,000 for each year of his life between age 55 and age 75.

  The Company has entered into an employment agreement with William P. Love, the President of the Company's Electrical Contracting Services Division and a Director of the Company. The agreement has a two-year term and may be extended on such terms and conditions as the Company and Mr. Love may mutually agree. The agreement provides for an annual salary of $200,000 and a performance-based incentive bonus payable in cash, stock options or other non-cash awards as determined by the Compensation Committee of the Board of Directors for each calendar year during the term of the agreement beginning on January 1, 1999. If the agreement is terminated for other than Cause (as defined), Mr. Love will receive his base salary and group health benefits, as then in effect, for the longer of one year from the date of termination or whatever time period is remaining under the term of the agreement. In addition, a termination of Mr. Love's employment without cause will accelerate the payout of contingent consideration owed by the Company to Mr. Love and to the other shareholders of the Founding Electrical Group. Mr. Love's employment agreement also prohibits him from competing with the Company during the term of his employment and, depending on the nature of his termination of employment, for a period of up to two years from the date of termination.

OPTION GRANTS IN FISCAL 1997

  The following table sets forth certain information concerning the grant of options to purchase Common Stock of the Company during Fiscal 1997 to each of the named executive officers.

                    OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                      POTENTIAL REALIZABLE VALUE
                                                                      AT ASSUMED ANNUAL RATES OF
                                                                       STOCK PRICE APPRECIATION
                                      INDIVIDUAL GRANTS                   FOR OPTION TERM(2)
                         -------------------------------------------- --------------------------
                         NUMBER OF   PERCENT OF
                         SECURITIES TOTAL OPTIONS
                         UNDERLYING  GRANTED TO
                          OPTIONS   EMPLOYEES IN  EXERCISE EXPIRATION
NAME                     GRANTED(1)  FISCAL YEAR   PRICE      DATE    0%      5%         10%
----                     ---------- ------------- -------- ---------- --- ---------- -----------
Jonathan J. Ledecky.....       --         --           --
Timothy C. Clayton......  500,000       33.3%      $20.00   11/25/07    0 $5,515,000 $13,580,000
F. Traynor Beck.........  500,000       33.3%      $20.00   11/25/07    0 $5,515,000 $13,580,000
David Ledecky...........  500,000       33.3%      $20.00   11/25/07    0 $5,515,000 $13,580,000

--------
(1) The options granted are non-qualified options, which are exercisable at the market price on the date of grant beginning one year from the date of grant in cumulative yearly amounts of 25% of the shares and expire ten years from the date of grant. The options became fully exercisable upon a change in control, as defined in the 1997 Plan.
(2) The dollar amounts under these columns are the results of calculations at assumed annual rates of stock appreciation of zero percent (0%), five percent (5%) and ten percent (10%). These assumed rates of growth were selected by the Commission for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of the Company's stock price. No gain to the optionees is possible without an increase in stock prices, which will benefit all stockholders. A zero percent (0%) gain in stock price will result in a zero percent (0%) benefit to optionees.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  The Compensation Committee of the Company's Board of Directors is composed of two independent, non-employee directors. They have served as members of the Board of Directors of the Company since the effective date of the registration statement for the Company's initial public offering on November 25, 1997 (the "Effective Date"). Accordingly, the Compensation Committee did not negotiate or approve the terms of the employment agreements that the Company entered into with its executive officers effective upon the Effective Date. Nor did the members of the Compensation Committee approve the employee benefit plans that the Company adopted and its sole stockholder approved prior to the Effective Date.

  Set forth below is the Compensation Committee's report on executive compensation.

  Notwithstanding anything to the contrary, the following report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  Shortly after the Company became a publicly-held corporation in December 1997 (the "Effective Time"), the Compensation Committee (the "Committee") reviewed the compensation and benefits provided to the Company's Executive Officers. Based upon that review, the Committee has concluded that the Company's compensation program has been designed in an appropriate manner to attract, retain and reward executive officers in a manner that is consistent with the long-term interests of stockholders

  The key components of the Company's executive compensation program consist of salary amounts, annual incentive bonuses and stock options. The Committee will be responsible for approving any changes to the benefits provided to the Company's Executive Officers in their employment agreements and any award of a bonus to Jonathan Ledecky for the 1998 fiscal year. In addition, the Committee is responsible for administering the 1997 Plan and will decide whether to grant stock options to the Executive Officers. The Committee will be responsible for administering the Company's 1998 Long-Term Incentive Plan (the "1998 Plan"), if it is adopted by the stockholders.

  The employment agreements that the Company entered into with the Executive Officers provide for specified salary amounts and, in the case of each of the Executive Officers other than Jonathan Ledecky, a guaranteed bonus for the first year of the term of such Executive Officer's employment agreement. Shortly after the Effective Date, the Committee decided to accelerate the payments of the guaranteed bonuses to such Executive Officers in view of the success of the initial public offering and in order to recognize such obligations on a current basis. The employment agreements provide for discretionary bonuses to such Executive Officers for years after the first year of the term of the employment agreement in amounts equal to up to 100% of their base salary amounts. The employment agreements further state that it is contemplated that such bonuses will be at least equal to the guaranteed bonus for the first year of the term of the employment agreement.

  The employment agreement that the Company entered into with Jonathan Ledecky, the Chief Executive Officer, provides for a discretionary bonus in an amount equal to up to 100% of the employee's base salary. The Committee has recently designated performance goals under the Bonus Plan which will determine the amount of any performance goal payable to Jonathan Ledecky for the 1998 fiscal year. The payment of the bonus under the 162(m) Plan will permit it to be deductible for federal income tax purposes.

  The employment agreements with each of the Executive Officers other than Jonathan Ledecky provided for grants of options for 500,000 shares to each of such Executive Officers at the Effective Time. The Committee will determine whether to grant additional options to such Executive Officers and options to Jonathan Ledecky, the Chief Executive Officer, in the future based upon its analysis of competitive market practices and the overall performance of the Company and each respective Executive Officer.

                                          COMPENSATION COMMITTEE:

                                          M. JUDE REYES
                                          VINCENT EADES

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons holding more than 10% of the Company's outstanding Common Stock to file with the Securities and Exchange Commission initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Specific due dates for these reports have been established and the Company is required to report herein any failure to file by these dates in fiscal 1997. Timothy C. Clayton and M. Jude Reyes were late in reporting their acquisitions of shares on November 26, 1997.

                             CERTAIN TRANSACTIONS

  Set forth below is a description of certain transactions and relationships between the Company and certain persons who are officers, directors and principal stockholders of the Company.

  Jonathan Ledecky, the Company's Chairman, Chief Executive Officer and founder, is the brother of David Ledecky, Executive Vice President, Chief Administrative Officer and a director of the Company.

  Jonathan Ledecky advanced to the Company $305,000, at an annual interest rate equal to 6.75%, to pay the expenses incurred in connection with the initial public offering (the "IPO"). The Company repaid Jonathan Ledecky's loans to the Company, including accrued interest of approximately $4,000, using the proceeds of the IPO.

  W. Russell Ramsey, a director of the Company, is President and a principal stockholder of FBR Group. FBR, a wholly owned indirect subsidiary of FBR Group, rendered investment banking services to the Company in connection with the IPO.

  Timothy C. Clayton, Executive Vice President, Chief Financial Officer and Treasurer of the Company, was, through October 1997, a Partner at Price Waterhouse LLP, the Company's independent accountants.

  F. Traynor Beck, Executive Vice President, General Counsel and Secretary of the Company, was, until the Effective Date, a partner at Morgan, Lewis & Bockius LLP, the Company's legal counsel.

  On March 11, 1998, the Company completed the acquisition of SKC. SKC leases office, warehouse and storage space from SKC Properties, L.L.C. a principal member of which is William B. Love, Jr., one of the former owners of SKC and a director of the Company and the President of the Company's Electrical Contracting Services Division. The lease provides for lease payments in the amount of $8,095 per month, or $97,140 annually.

  Thomas Heule, a director of the Company is a Managing Director of BACE (a former shareholder of USS) ("BACE"), and is a member of BCP Partners, LLC ("BCP"), which owns an 80% interest in BACE. The Company has entered into a consulting agreement with BACE whereby BACE will provide advisory services in connection with identifying and closing acquisitions of building maintenance services businesses. As compensation for its services, BACE will generally receive a fee equal to a percentage of the consideration paid in connection with acquisitions identified by BACE. The Company has not made any payments under the agreement to date. In addition, the Company has agreed to pay to BACE in twelve equal monthly installments a termination fee in the amount of $500,000 in connection with the termination of a consulting agreement between USS and BACE that was entered into prior to the Company's acquisition of USS. Generally, any payments to be made under BACE's consulting agreement with the Company will be offset by payments made pursuant to the termination fee.

                                  PROPOSAL 2

 APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S
                                     NAME

  On June [ ], 1998, the Board of Directors unanimously approved, and recommended for adoption by the stockholders at the Annual Meeting, an amendment to Article First of the Company's Certificate of Incorporation to
change the Company's name to             and the restatement of the
Certificate of Incorporation to reflect the foregoing amendment. The Board of Directors believes that it would be in the best interests of the Company and its stockholders to change its name because such a change will reflect the Company's focus on the facilities management industry. The name change will become effective upon the filing of a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which is anticipated to be as soon as practicable following the date of the Annual Meeting.

  At the time of the Company's inception, the Company's strategy was to raise capital and to use that capital to consolidate one or more fragmented industries that were attractive consolidation opportunities. On January 9, 1998, the Company announced its intention to consolidate the facilities management industry. Facilities management businesses provide products and services for the routine operation and maintenance of a building. As of the Record Date, the Company has acquired [ ] electrical installation and maintenance services businesses and [ ] janitorial maintenance management
services businesses.   The Board of Directors believes that changing the
Company's name is an essential component of the Company's goal to become the premier, single-source facilities management business. After careful
consideration, the Board believes that             more accurately
communicates the Company's focus than the Company's present name.

  The proposed name change will not affect in any way the validity or transferability of currently outstanding stock certificates or affect the Company's capital or corporate structure. Stockholders will not be required to surrender or exchange any stock certificates that they currently hold. The Company's ticker symbol on the Nasdaq Stock Market will continue to be "BUYR."

  The full text of Article First of the Restated Certificate of Incorporation, as proposed to be amended, is as follows:

  "FIRST. The name of the corporation is             (hereinafter called the
"Corporation")."

VOTE REQUIRED FOR APPROVAL

  The affirmative vote of a majority of the Company's outstanding shares of Common Stock is necessary for the approval of the amendment to the Certificate of Incorporation. Abstentions will be treated as shares present and entitled to vote. Accordingly, any abstention will operate as a vote "against" such proposal. Brokers who hold shares in street name for beneficial owners have the authority to vote on the amendment to the Certificate of Incorporation and the restatement of the Certificate of Incorporation if the brokers do not receive voting instructions from such beneficial owners.

  In accordance with Delaware law and notwithstanding approval of the amendment by the Stockholders, at any time prior to the effectiveness of the filing of the Restated Certificate of Incorporation with the Secretary of State, the Board may abandon such proposed amendment without further action by the stockholders.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION OF THE AMENDMENT TO ARTICLE FIRST AND THE RESTATEMENT OF THE CERTIFICATE OF INCORPORATION.

                                  PROPOSAL 3

                                  APPROVAL OF
                     THE CONSOLIDATION CAPITAL CORPORATION
                         1998 LONG-TERM INCENTIVE PLAN

  The Board of Directors has adopted the 1998 Long-Term Incentive Plan (the "1998 Plan"). The 1998 Plan is intended to replace the Company's 1997 Long-Term Incentive Plan (the "1997 Plan"). The 1998 Plan is substantially identical to the 1997 Plan, except that the number of shares of Common Stock that may be subject to outstanding awards has been increased from 9% to 14% of the total number of shares of Common Stock outstanding. The 1998 Plan will not be effective unless and until stockholder approval is obtained. If the 1998 Plan is approved and therefore becomes effective, no further awards will be made pursuant to the 1997 Plan. Any previously-granted awards under the 1997 Plan that remain outstanding will remain subject to the terms of the 1997 Plan and will count against the 14% limitation under the 1998 Plan. If the 1998 Plan is not approved, the 1997 Plan will remain in effect. As of June 4, 1998, 3,510,672 shares may be the subject of awards under the 1997 Plan based upon 9% of the shares outstanding as of June 4, 1998. As of June 4, 1998, 1,950,374 additional shares could be subject to outstanding awards under the 1998 Plan based upon 14% of the shares outstanding as of June 4, 1998.

  The purpose of the 1998 Plan is to provide officers, key employees and consultants of the Company and it subsidiaries with additional incentives by increasing their ownership interests in the Company. In the Board's judgment, the 1998 Plan will provide one of the Company's most important competitive advantages in its acquisition program, as well as a critical long-term incentive for a broad range of employees. The Company had a policy under the 1997 Plan, which it intends to continue under the 1998 Plan, of granting stock options to a broad base of employees. The Company believes this policy has provided it with a critical advantage in attracting acquisition candidates.

  For example, under the 1997 Plan, as of June 4, 1998, options for a total of 2,665,672 shares of Common Stock had been authorized for grant to a total of 818 employees of the Company (other than the Company's executive officers). A significant portion of these stock options were awarded to a wide range of employees who were not shareholders of companies acquired by the Company ("non-owner employees"). Because these stock options have ten-year terms and vest at a rate of 25% per year after grant, employees at all levels are provided with a with a strong incentive to seek increased stockholder value over the long term.

  Like the 1997 Plan, the 1998 Plan provides the Compensation Committee with maximum flexibility to award long-term, equity-based incentives to a wide range of employees. It is expected that such flexibility will be critical both as a part of the Company's ongoing acquisition plan (as a unique attraction that the Company can offer as an acquiror) and as a part of its policy to encourage employees at all levels to focus on the long-term growth of stockholder value.

  The Board believes that this flexibility in awarding long-term compensation is important for several reasons. First, it allows for greater use of equity-based incentives, as opposed to current cash compensation, for managers and other employees, which, in the Board's judgment, promotes a better alignment of the interests of managers and stockholders and also encourages key managers to remain with the Company over an extended period. Second, by increasing the number of shares that may be awarded under the 1998 Plan, the Board of Directors seeks to ensure that long-term incentives can continue to be awarded to a broad range of employees and will remain available for ongoing, strategic use as an attractive component of the Company's acquisition program. Third, the Board believes that added flexibility under the 1998 Plan may be necessary to attract additional senior executives as the Company grows. Fourth, it enables the Company upon occasion in connection with an acquisition,to offer substantial option grants to encourage the owners of businesses being acquired to remain employed by the Company for an extended period of time (where such owners are deemed to be particularly valuable employees).

DESCRIPTION OF THE 1998 PLAN

  The 1998 Plan is set forth as Exhibit A to this Proxy Statement, and the description of the 1998 Plan contained herein is qualified in its entirety by reference to Exhibit A.

  Awards under the 1998 Plan may be granted by the Compensation Committee of the Board of Directors and may include: (i) options to purchase shares of Common Stock, including incentive stock options ("ISOs"), non-qualified stock options or both, which options may contain automatic reload features; (ii) stock appreciation rights ("SARs"), whether in conjunction with the grant of stock options or independent of such grant, or stock appreciation rights that are only exercisable in the event of a change in control of the Company or upon other events; (iii) performance awards, consisting of a right to receive either cash in an amount determined with reference to the value of the Common Stock or a fixed dollar amount payable in cash, or a combination of both; (iv) dividend equivalents, consisting of a right to receive cash, other awards, or other property equal in value to dividends paid with respect to a specified number of shares of Common Stock, or other periodic payments; or (v) other awards not otherwise provided for, the value of which are based in whole or in part upon the value of the Common Stock. The flexible terms of the 1998 Plan are intended to, among other things, permit the Compensation Committee to impose performance conditions with respect to any award, thereby requiring forfeiture of all or part of any award if performance objectives are not met, or linking the time of exercisability or settlement of an award to the achievement of performance conditions. Awards granted under the 1998 Plan are not assignable or transferable except by the laws of descent and distribution.

  The Compensation Committee of the Board of Directors, which administers the 1998 Plan, has the authority, among other things, to: (i) select the officers and other key employees and consultants entitled to receive awards under the 1998 Plan; (ii) determine the form of awards, or combinations thereof, and whether such awards are to operate on a tandem basis or in conjunction with other awards; (iii) determine the number of shares of Common Stock or units or rights covered by an award; and (iv) determine the terms and conditions of any awards granted under the 1998 Plan, including any restrictions or limitations on transfer, any vesting schedules or the acceleration thereof and any forfeiture provision or waiver thereof. The exercise price at which shares of Common Stock may be purchased pursuant to the grant of stock options under the 1998 Plan is to be determined by the Compensation Committee at the time of grant in its discretion, which discretion includes the ability to set an exercise price that is below the fair market value of the shares of Common Stock covered by such grant at the time of grant.

  The maximum number of shares of Common Stock that may be subject to outstanding awards (including awards that remain outstanding under the 1997
Plan), determined immediately after the grant of any award, will be equal to 14% of the aggregate number of shares of the Company's Common Stock outstanding at such time, provided that shares of Common Stock issued pursuant to the exercise of ISOs granted under the 1998 Plan may not exceed 3,198,971 shares. In addition, no individual may receive awards in any one calendar year relating to more than 1,000,000 shares of Common Stock.

  The 1998 Plan may be amended, altered, suspended, discontinued, or terminated by the Board of Directors without stockholder approval unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable tax treatment on such approval, although the Board of Directors may, in its discretion, seek stockholder approval in any circumstances in which it deems such approval advisable.

FEDERAL TAX CONSEQUENCES

  The following is a brief description of the federal income tax consequences generally arising with respect to awards that may be granted under the 1998 Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the 1998 Plan.

  The grant of an option or SAR (including a stock-based award in the nature of a purchase right) will create no tax consequences for the grantee or the Company. A grantee will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising an option other than an ISO (including a stock-based award in the nature of a purchase right), the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the freely transferable and nonforfeitable stock received. In each case, the Company will generally be entitled to a deduction equal to the among recognized as ordinary income by the participant.

  A participant's disposition of shares acquired upon the exercise of an option, SAR or other stock-based award in the nature of a purchase right generally will result in short-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares (or the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequences to the Company in connection with a disposition of shares acquired under an option or other award, except that the Company will generally be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

  With respect to awards granted under the 1998 Plan that may be settled either in cash or in stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of stock or other property received. The Company will generally be entitled to a deduction for the same amount. With respect to awards involving stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property he would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which he previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty days of the receipt of the shares or other property.

  Different tax rules may apply with respect to participants who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, when they acquire stock in a transaction deemed to be a nonexempt purchase under the statute, upon exercise of a derivative security within six months after the exempt grant of such derivative security under the 1998 Plan or in other kinds of transactions under the 1998 Plan (such as payment of the exercise price of an option by surrender of previously acquired common stock).

  Section 162(m) of the Internal Revenue Code generally disallows a public company's tax deduction for compensation to the chief executive officer and the four other most highly compensated executive officers in excess of $1 million. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. Assuming the 1998 Plan is approved at the Annual Meeting, the Company believes that options granted with an exercise price at least equal to 100% of fair market value of the underlying stock at the date of grant, and other awards the settlement of which is conditioned upon achievement of performance goals (based on performance criteria described above), will qualify as such "performance-based compensation," although other awards under the 1998 Plan may not so qualify.

  No awards have been granted pursuant to the 1998 Plan. Awards that may in the future be received by or allocated to the named executive officers, or to such other groups of persons, cannot be determined at this time.

VOTE REQUIRED FOR APPROVAL

  The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the adoption of the 1998 Plan. Abstentions will be treated as shares present and entitled to vote. Accordingly, any abstention will operate as a vote "against" such proposal. Brokers who hold shares in street name for beneficial owners will not have the authority to vote on the adoption of the 1998 Plan if the brokers do not receive voting instructions from such beneficial owners ("broker non-votes"). Such broker non-votes will have no effect on the outcome of the vote to approve the 1998 Plan.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPANY'S 1998 LONG-TERM INCENTIVE PLAN.


                                  PROPOSAL 4

                    APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  Upon recommendation of the Audit Committee of the Board of Directors, and subject to ratification by the stockholders, the Board of Directors has appointed Price Waterhouse LLP as independent public accountants to examine the Company's consolidated financial statements for the fiscal year ending December 31, 1998. Price Waterhouse LLP has served as the Company's independent accountants since its formation in September 1997. Representatives of Price Waterhouse LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from those attending the meeting.

VOTE REQUIRED FOR APPROVAL

  The affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of the Company's independent accountants.

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS TO EXAMINE THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE 1998 FISCAL YEAR.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

  Any proposal to be presented by a stockholder at the Company's 1999 Annual Meeting of Stockholders must be received by the Company no later than February 22, 1999, so that it may be considered by the Company for inclusion in its Proxy Statement and proxy card relating to that meeting.

                                 OTHER MATTERS

  The Board of Directors knows of no matters that are expected to be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. Should any other matter properly come before the Annual Meeting, however, the persons named in the proxy card accompanying this Proxy Statement will vote all shares represented by proxies in accordance with their best judgment on such matters.

                       CONSOLIDATION CAPITAL CORPORATION

                         1998 LONG-TERM INCENTIVE PLAN

  1. Purpose. The purpose of this 1998 Long-Term Incentive Plan (the "Plan") of Consolidation Capital Corporation, a Delaware corporation (the "Company"), is to advance the interests of the Company and its stockholders by providing a means to attract, retain and reward directors, officers and other key employees and consultants of and service providers to the Company and its subsidiaries and to enable such persons to acquire or increase a proprietary interest in the Company, thereby promoting a closer identity of interests between such persons and the Company's stockholders.

  2. Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of other awards, Dividend Equivalents and Other Stock-Based Awards are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed "Awards." For purposes of the Plan, the following additional terms shall be defined as set forth below:

  (a) "Award Agreement" means any written agreement, contract, notice or other instrument or document evidencing an Award.

  (b) "Beneficiary" shall mean the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

  (c) "Board" means the Board of Directors of the Company.

  (d) A "Change in Control" shall be deemed to have occurred if:

      (i) the date of the acquisition by any "person" (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act), excluding the Company or any of its subsidiaries or affiliates or any employee benefit plan sponsored by any of the foregoing, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of either (x) the then outstanding shares of common stock of the Company or (y) the then outstanding voting securities entitled to vote generally in the election of directors; or

      (ii) the date the individuals who constitute the Board as of the effective date of the Plan (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board, provided that any individual becoming a director subsequent to the effective date of this Agreement whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than any individual whose nomination for election to Board membership was not endorsed by the Company's management prior to, or at the time of, such individual's initial nomination for election) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

      (iii) the consummation of a merger, consolidation, recapitalization, reorganization, sale or disposition of all or a substantial portion of the Company's assets, a reverse stock split of outstanding voting securities, the issuance of shares of stock of the Company in connection with the acquisition of the stock or assets of another entity, provided, however, that a Change in Control shall not occur under this clause (iii) if consummation of the transaction would result in at least 70% of the total voting power represented by the voting securities of the Company (or, if not the Company, the entity that succeeds to all or substantially all of the Company's business) outstanding immediately after such transaction being beneficially owned (within the meaning of Rule 13d-3 promulgated pursuant to the

    Exchange Act) by at least 75% of the holders of outstanding voting securities of the Company immediately prior to the transaction, with the voting power of each such continuing holder relative to other such continuing holders not substantially altered in the transaction.

  (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

  (f) "Committee" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

  (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include rules thereunder and successor provisions and rules thereto.

  (h) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee, provided, however, that if the Stock is listed on a national securities exchange or quoted in an interdealer quotation system, the Fair Market Value of such Stock on a given date shall be based upon the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations.

  (i) "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

  (j) "Participant" means a person who, at a time when eligible under Section 5 hereof, has been granted an Award under the Plan.

  (k) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

  (l) "Stock" means the Common Stock, par value $.001, of the Company and such other securities as may be substituted for Stock or such other securities pursuant to Section 4.

  3. Administration.

  (a) Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

      (i) to select persons to whom Awards may be granted;

      (ii) to determine the type or types of Awards to be granted to each such person;

      (iii) to determine the number of Awards to be granted, the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price or purchase price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability or settlement of an Award, and waivers or accelerations thereof, performance conditions relating to an Award (including performance conditions relating to Awards not intended to be governed by Section 7(f) and waivers and modifications thereof), based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

      (iv) to determine whether, to what extent and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

      (v) to determine whether, to what extent and under what circumstances cash, Stock, other Awards or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee or at the election of the Participant;

      (vi) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

      (vii) to adopt, amend, suspend, waive and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

      (viii) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement or other instrument hereunder; and

      (ix) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Other provisions of the Plan notwithstanding, the Board may perform any function of the Committee under the Plan, including without limitation for the purpose of ensuring that transactions under the Plan by Participants who are then subject to Section 16 of the Exchange Act in respect of the Company are exempt under Rule 16b-3. In any case in which the Board is performing a function of the Committee under the Plan, each reference to the Committee herein shall be deemed to refer to the Board.

  (b) Manner of Exercise of Committee Authority. Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant and stockholders, except to the extent the Committee may subsequently modify, or take further action not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter by modified by the Committee (subject to Section 8(e)). The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Except as provided under Section 7(f), the Committee may delegate to officers or managers of the Company or any subsidiary of the Company the authority, subject to such terms as the Committee shall determine, to perform such functions as the Committee may determine, to the extent permitted under applicable law.

  (c) Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company's independent certified public accountants or any executive compensation consultant, legal counsel or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on its behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination or interpretation.

  4. Stock Subject to Plan.

  (a) Amount of Stock Reserved. The total amount of Stock that may be subject to outstanding Awards under the Plan as well as awards outstanding under the Consolidation Capital Corporation 1997 Long-Term Incentive Plan, determined immediately after the grant of any Award, shall not exceed 14% of the total number of shares of Stock outstanding at the effective time of such grant. Notwithstanding the foregoing, the number of shares that may be delivered upon the exercise of ISOs under the Plan shall not exceed 3,198,971 shares (subject to adjustment as provided in Section 4(c)), provided, however, that shares subject to ISOs shall not be deemed delivered if such ISOs are forfeited, expire or otherwise terminate without delivery of shares to the Participant. If an Award valued by reference to Stock may only be settled in cash, the number of shares to which such Award relates shall be deemed to be Stock subject to such Award for purposes of this
Section 4(a). Any shares of Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares acquired in the market for a Participant's Account.

  (b) Annual Per-Participant Limitations. During any calendar year, no Participant may be granted Awards that may be settled by delivery of more than 1,000,000 shares of Stock, subject to adjustment as provided in Section 4(c). In addition, with respect to Awards that may be settled in cash (in whole or in part), no Participant may be paid during any calendar year cash amounts relating to such Awards that exceed the greater of the Fair Market Value of the number of shares of Stock set forth in the preceding sentence at the date of grant or the date of settlement of the Award. This provision sets forth two separate limitations, so that Awards that may be settled solely by delivery of Stock will not operate to reduce the amount of cash-only Awards, and vice versa; nevertheless, Awards that may be settled in Stock or cash must not exceed either limitation.

  (c) Adjustments. In the event that the Committee shall determine that any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or exchange of Stock or other securities, Stock dividend or other special, large and non-recurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of shares of Stock reserved and available for Awards under Section 4(a), including shares reserved for ISOs, (ii) the number and kind of shares of Stock specified in the annual per-participant limitations under Section 4(b), (iii) the number and kind of shares of outstanding Restricted Stock or other outstanding Award in connection with which shares have been issued, (iv) the number and kind of shares that may be issued in respect of other outstanding Awards and (v) the exercise price, grant price or purchase price relating to any Award. (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of unexercised or outstanding Awards, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence and events constituting a Change in Control) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

  5. Eligibility. Executive officers and other employees of the Company and its subsidiaries, including any officer or member of the Board who is also such an employee, and persons who provide consulting or other services to the Company deemed by the Committee to be of substantial value to the Company, are eligible to be granted Awards under the Plan. In addition, persons who have been offered employment by the Company or its subsidiaries, and persons employed by an entity that the Committee reasonably expects to become a subsidiary of the Company, are eligible to be granted an Award under the Plan.

  6. Specific Terms of Awards.

(a)General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service of the Participant. Except as provided in Section 6(f), 6(h), or 7(a), or to the extent required to comply with requirements of applicable law, only services may be required as consideration for the grant (but not the exercise) of any Award.

  (b) Options. The Committee is authorized to grant Options (including "reload" options automatically granted to offset specified exercises of Options) on the following terms and conditions ("Options"):

      (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee.

      (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other Company plans or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

      (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that no ISO shall be granted with an exercise price less than 100% (110% for an individual described in Section 422(b)(6) of the Code) of the Fair Market Value of a share of Stock on the date of grant and granted no more than ten years after the effective date of the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless requested by the affected Participant.

      (iv) Termination of Employment. Unless otherwise determined by the Committee, upon termination of a Participant's employment with the Company and its subsidiaries, such Participant may exercise any Options during the three-month period following such termination of employment, but only to the extent such Option was exercisable as of such termination of employment. Notwithstanding the foregoing, if the Committee determines that such termination is for cause, all Options held by the Participant shall terminate as of the termination of employment.

  (c) Stock Appreciation Rights. The Committee is authorized to grant SARs on the following terms and conditions ("SARs"):

      (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of
    (A) the Fair Market Value of one share of Stock on the date of exercise (or, if the Committee shall so determine in the case of any such right other than one related to an ISO, the Fair Market Value of one share at any time during a specified period before or after the date of exercise), over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which, except as provided in Section 7(a), shall be not less than the Fair Market Value of one share of Stock on the date of grant.

      (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control may be granted on such terms, not inconsistent with this
    Section 6(c), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

  (d) Restricted Stock. The Committee is authorized to grant Restricted Stock on the following terms and conditions ("Restricted Stock"):

      (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock or the right to receive dividends thereon.

      (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes.

      (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, the Company may retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

      (iv) Dividends. Dividends paid on Restricted Stock shall be either paid at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Stock, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed, unless otherwise determined by the Committee.

  (e) Deferred Stock. The Committee is authorized to grant Deferred Stock subject to the following terms and conditions ("Deferred Stock"):

      (i) Award and Restrictions. Delivery of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, in installments or otherwise, as the Committee may determine.

      (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service (as determined under criteria established by the Committee) during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will be waived in whole or in part in the event of termination resulting from specified causes.

  (f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements.

  (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents entitling the Participant to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock ("Dividend Equivalents"). Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

  (h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock and factors that may influence the value of Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries ("Other Stock Based Awards"). The Committee shall determine the terms and conditions of such Awards. Stock issued pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may be granted pursuant to this Section 6(h).

  7. Certain Provisions Applicable to Awards.

  (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

  (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO or an SAR granted in tandem therewith exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

  (c) Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant, exercise or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Stock.

  (d) Rule 16b-3 Compliance.

    (i) Six-Month Holding Period. Unless a Participant could otherwise dispose of equity securities, including derivative securities, acquired under the Plan without incurring liability under Section 16(b) of the Exchange Act, equity securities acquired under the Plan must be held for a period of six months following the date of such acquisition, provided that this condition shall be satisfied with respect to a derivative security if at least six months elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

    (ii) Other Compliance Provisions. With respect to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction by such a

         Participant is exempt from liability under Rule 16b-3, except that such a Participant may be permitted to engage in a non-exempt transaction under the Plan if written notice has been given to the Participant regarding the non-exempt nature of such transaction. The Committee may authorize the Company to repurchase any Award or shares of Stock resulting from any Award in order to prevent a Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities, including derivative securities, acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

  (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

  (f) Performance-Based Awards. The Committee may, in its discretion, designate any Award the exercisability or settlement of which is subject to the achievement of performance conditions as a performance-based Award subject to this Section 7(f), in order to qualify such Award as "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. The performance objectives for an Award subject to this Section 7(f) shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee but subject to this Section 7(f). Performance objectives shall be objective and shall otherwise meet the requirements of
Section 162(m)(4)(C) of the Code. Business criteria used by the Committee in establishing performance objectives for Awards subject to this Section 7(f) shall be selected from among the following:

    (1)  Annual return on capital;

    (2)  Annual earnings or earnings per share;

    (3)  Annual cash flow provided by operations;

    (4)  Changes in annual revenues; and/or

    (5) Strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals, cost targets, and goals relating to acquisitions or divestitures.

  The levels of performance required with respect to such business criteria may be expressed in absolute or relative levels. Achievement of performance objectives with respect to such Awards shall be measured over a period of not less than one year nor more than five years, as the Committee may specify. Performance objectives may differ for such Awards to different Participants. The Committee shall specify the weighting to be given to each performance objective for purposes of determining the final amount payable with respect to any such Award. The Committee may, in its discretion, reduce the amount of a payout otherwise to be made in connection with an Award subject to this
Section 7(f), but may not exercise discretion to increase such amount, and the Committee may consider other performance criteria in exercising such discretion. All determinations by the Committee as to the achievement of performance objectives shall be in writing. The Committee may not delegate any responsibility with respect to an Award subject to this Section 7(f).

  (g) Acceleration upon a Change of Control. Notwithstanding anything contained herein to the contrary, all conditions and/or restrictions relating to the continued performance of services and/or the achievement of performance objectives with respect to the exercisability or full enjoyment of an Award shall immediately lapse upon a Change in Control, provided, however, that such lapse shall not occur if (i) it is intended that the transaction constituting such Change in Control be accounted for as a pooling of interests under Accounting Principles Board Option No. 16 (or any successor thereto), and operation of this Section 7(g) would otherwise violate Paragraph 47(c) thereof, or (ii) the Committee, in its discretion, determines that such lapse shall not occur, provided, further, that the Committee shall not have the discretion granted in clause (ii) if it is intended that the transaction constituting such Change in Control be accounted for as a pooling of interests under Accounting Principles Board Option No. 16 (or any successor thereto), and such discretion would otherwise violate Paragraph 47(c) thereof.

  8. General Provisions.

  (a) Compliance With Laws and Obligations. The Company shall not be obligated to issue or deliver Stock in connection with any Award or take any other action under the Plan in a transaction subject to the requirements of any applicable securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other law, regulation or contractual obligation of the Company until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing shares of Stock issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

  (b) Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution or to a Beneficiary in the event of the Participant's death, shall not be pledged, mortgaged, hypothecated or otherwise encumbered, or otherwise subject to the claims of creditors, and, in the case of ISOs and SARs in tandem therewith, shall be exercisable during the lifetime of a Participant only by such Participant or his guardian or legal representative; provided, however, that such Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant to the extent and on such terms as then may be permitted by the Committee.

  (c) No Right to Continued Employment or Service. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person the right to be retained in the employ or service of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any employee's employment or other person's service at any time.

  (d) Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Stock in connection with an Award, any other payment relating to an Award or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

  (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any such action shall be subject to the approval of the Company's stockholders at or before the next annual meeting of stockholders for which the record date is after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under any Award theretofore granted to him (as such rights are set forth in the Plan and the Award Agreement). The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award (as such rights are set forth in the Plan and the Award Agreement) except to the extent necessary for a business combination in which the Company is a party to be accounted for under the pooling-of-interests method of accounting.

  (f) No Rights to Awards; No Stockholder Rights. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

  (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Stock, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

  (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

  (i) No Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

  (j) Compliance with Code Section 162(m). It is the intent of the Company that employee Options, SARs and other Awards designated as Awards subject to
Section 7(f) shall constitute "qualified performance-based compensation" within the meaning of Code Section 162(m). Accordingly, if any provision of the Plan or any Award Agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the performance objectives.

  (k) Governing Law. The validity, construction and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

  (l) Effective Date; Plan Termination. The Plan shall become effective as of the date of its adoption by the Board and approval of the Company's stockholders, and shall continue in effect until terminated by the Board.

                       CONSOLIDATION CAPITAL CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                        Annual Meeting of Stockholders
                           To Be Held JULY 23, 1998

Revoking all prior proxies, the undersigned, a stockholder of CONSOLIDATION CAPITAL CORPORATION (the "Company"), hereby appoints Jonathan J. Ledecky and F. Traynor Beck, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the common stock, par value $.001 per share (the "Common Stock"), of the undersigned in the Company at the Annual Meeting of Stockholders of the Company to be held in the Chinese Room of the Renaissance Mayflower Hotel, 1127 Connecticut Avenue, N.W., Washington, D.C. 20036 on July 23, 1998 at 10:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

1.   Election of    . FOR all nominees      . WITHHOLD AUTHORITY to
     Directors         listed below           vote for all nominees
                       (Except as marked          listed below
                       to the contrary below)

Nominees: Jonathan J. Ledecky, David Ledecky, William P. Love, Jr., Thomas D. Heule, Vincent Eades, W. Russell Ramsey, and M. Jude Reyes

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


________________________________________________________________________________


2. Approval of amendment to the Company's Cerificate of Incorporation to change the name of the Company to [_________].

               . FOR    . AGAINST    . ABSTAIN

3.   Approval of the Consolidation Capital Corporation 1998 Long-
     Term Incentive Plan.

               . FOR    . AGAINST    . ABSTAIN


4. Ratification of the appointment of Price Waterhouse LLP as the independent public accountants to examine the Company's consolidated financial statements for the fiscal year ending December 30, 1998.

               . FOR    . AGAINST    . ABSTAIN


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                  (CONTINUED AND TO BE SIGNED AND DATED ON THE OTHER SIDE)